Acquisition of United Financial Bancorp, Inc. July 15, 2019 Exhibit 99.2

Forward-Looking Statement This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, People’s United’s and United Financial’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time, are difficult to predict and are generally beyond the control of either company. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections. In addition to factors previously disclosed in People’s United’s and United Financial’s reports filed with the Securities and Exchange Commission (“SEC”) and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate any definitive merger agreement between People’s United and United Financial; the outcome of any legal proceedings that may be instituted against People’s United or United Financial; the ability to obtain regulatory approvals and meet other closing conditions to the merger, including the risk that approval by United Financial shareholders is not obtained, and the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; difficulties and delays in integrating the United Financial business or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of People’s United’s products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; the impact, extent and timing of technological changes and capital management activities; litigation; increased capital requirements, other regulatory requirements or enhanced regulatory supervision; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

The Acquisition of United Financial Bancorp In-Market Acquisition Strengthening Our Franchise Attractive Financial Returns Bolstered By Achievable Cost Saves Low Execution Risk

# Transaction Rationale: In-Market, Financially Attractive, Low Risk Acquisition

| | |
|---|---|
| **Attractive In-Market Acquisition** | • Adds $7.3 billion in total assets, solidifies presence in the dense and demographically attractive Hartford market<br>• Improves franchise in Massachusetts and deepens presence in the Springfield area<br>• Strengthens commercial and retail banking businesses |
| **Fairly Priced [1, 2]** | • Negotiated transaction<br>• Market Premium: 4%<br>• Price / 2019E EPS: 14.7x<br>• Price / 2019E EPS + Fully Phased-In Cost Saves: 6.4x<br>• Price / Adjusted Tangible Book Value[3]: 1.35x<br>• Core Deposit Premium: 4.4% |
| **Delivers Substantial Shareholder Value** | • Accretive to earnings per common share<br>• Attractive tangible book value earnback period<br>• Achievable cost savings identified |
| **Low Risk Transaction** | • In-market acquisition of well-known franchise<br>• Comprehensive due diligence completed<br>• Model based on very conservative assumptions, including planned deleveraging of United's balance sheet |

People's United Financial, Inc.

[1] Based on PBCT stock price as of July 12, 2019
[2] United Financial Bancorp's projections are based on FactSet consensus estimates
[3] Adjusted for $41.7 million writedown related to D.C. Solar tax credit investment exposure

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# Transaction Terms / Summary

| | |
|---|---|
| **Structure** | • **Consideration**: 100% stock<br>• **Fixed exchange ratio**: 0.875 People's United shares for each United Financial Bancorp share<br>• **Deal value**: $759 million<br>• **Pro forma ownership**: 90% People's United / 10% United Financial Bancorp |
| **Closing and Approvals** | • **Expected close**: 4th quarter 2019<br>• **Approvals:** Customary regulatory and United Financial Bancorp shareholder approvals |
| **Attractive Financial Returns** | • **Earnings per share**: $0.07 / 5% earnings accretion, based on fully phased-in cost saves<br>• **TBV per share**: $0.23 / 2% dilution at close with an earnback of 2.3 years, cross-over method<br>• **IRR**: 18% |
| **Synergies** | • **Cost savings**: 55% of United Financial's non-interest expense<br>– $88 million pre-tax cost saves [1]<br>– 75% phase-in 2020, 100% phase-in thereafter<br>• **One-time costs**: $126 million pre-tax |
| **Marks & Other Assumptions** | • **Gross credit mark:** $103 million pre-tax<br>• **Net fair value adjustment:** $164 million pre-tax<br>• **Provision for D.C. Solar tax credit investment exposure:** $41.7 million after-tax<br>• **Balance sheet restructuring:** Expect to re-position United's balance sheet, including run-off of ~$1.8 billion of select loan portfolios and sale of ~$556 million of certain investment securities<br>• **Core deposit intangible:** 2.5% of United's non-time deposits, amortized on an accelerated basis over 10 years |

People's United Financial, Inc.

Note: Market data as of July 12, 2019

[1] Represents fully phased-in 2020 pre-tax cost savings

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United Financial Bancorp: Overview Overview Branch Footprint Founded: 1858, completed mutual conversion IPO in 2005 2014: Rockville Financial and United Financial completed a merger of equals Headquarters: Hartford, CT Total assets1: $7.3 billion Market capitalization2: $723 million Community bank serving Connecticut & Massachusetts 59 branches, average deposits per branch3: $93 million Offers commercial and retail banking services 3rd largest public bank headquartered in Connecticut (by assets) Ranked 9th in Connecticut for deposit market share Ranked 4th in combined Hartford, CT / Springfield, MA MSA for deposit market share PBCT (413) UBNK (59) ($ in millions) Total Assets Total Loans, HFI Total Deposits CAGR: 16% Source: SNL Financial 1As of March 31, 2019; 2As of July 12, 2019; 3As of June 30, 2018 CAGR: 15% CAGR: 16%

Estimated Financial Impact Estimated ROAA1 Estimated ROATCE1 TCE / TA at Close Estimated Efficiency Ratio1 ~160bp Improvement ~(35bps) ~+6bps Source: Company information 1 Based on fully phased-in cost saves ~+160bp

Summary In-Market Acquisition Strengthening Our Franchise Attractive Financial Returns Bolstered By Achievable Cost Saves Low Execution Risk

Important Additional Information and Where to Find It This communication is being made in respect of the proposed merger transaction involving People’s United and United Financial. People’s United will file a registration statement on Form S-4 with the SEC, which will include a proxy statement of United Financial and a prospectus of People’s United, and each party will file other relevant documents regarding the proposed transaction with the SEC. A definitive proxy statement/prospectus will also be sent to the United Financial shareholders seeking any required shareholder approval. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and shareholders of United Financial are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by People’s United and United Financial with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by People’s United may be obtained free of charge from People’s United at www.peoples.com under the tab “Investor Relations” and then under the heading “Financial Information,” and the documents filed by United Financial may be obtained free of charge from United Financial at www.unitedfinancialinc.com under the heading “Investor Relations” and then under the tab “SEC Filings.” Alternatively, these documents, when available, can be obtained free of charge from People’s United upon written request to People’s United Financial, Inc., 850 Main Street, Bridgeport, Connecticut 06604, Attn: Investor Relations, by calling (203) 338-4581, or by sending an email to Andrew.Hersom@peoples.com or from United Financial upon written request to United Financial, 225 Asylum Street, Hartford, Connecticut 06103 Attn: Investor Relations, by calling (860) 291-3600 or by sending an email to mshaw@bankatunited.com. People’s United and United Financial and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of United Financial in favor of the approval of the merger. Information regarding People’s United’s directors and executive officers is contained in People’s United’s Annual Report on Form 10-K for the year ended December 31, 2018 and its Proxy Statement on Schedule 14A, dated April 2, 2019, which are filed with the SEC. Information regarding United Financial’s directors and executive officers is contained in United Financial’s Annual Report on Form 10-K for the year ended December 31, 2018 and its Proxy Statement on Schedule 14A, dated April 3, 2019, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement and the proxy statement/prospectus when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

For more information, investors may contact: Andrew S. Hersom (203) 338-4581 andrew.hersom@peoples.com